Baird Chautauqua International Growth Fund

Trading Symbols:
CCWIX – Institutional Class Shares
CCWSX – Investor Class Shares

Summary Prospectus
May 1, 2026

Before you invest, you may want to review the Baird Chautauqua International Growth Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at http://www.bairdassetmanagement.com/funddocuments. You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, are incorporated by reference into this summary prospectus.

Investment Objective
The investment objective of the Baird Chautauqua International Growth Fund (the “Fund”) is to provide long‑term capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b‑1) Fees	0.25%	None
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	1.07%	0.82%
Less: Fee Waiver/Expense Reimbursement(1)	-0.02%	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.05%	0.80%
(1)Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.05% of average daily net assets for the Investor Class shares and 0.80% of average daily net assets for the Institutional Class shares. The Advisor’s expense reimbursement agreement includes the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies (to the extent, in the aggregate, such expenses exceed 0.0049% of the Fund’s average daily net assets) and interest expense, but excludes taxes, brokerage commissions and extraordinary expenses. If such excluded expenses were incurred, Fund expenses would be higher. The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three‑year period from the time the expenses were incurred provided that the aggregate amount actually paid by the Fund toward the operating expenses in any month (taking into account the recoupment) will not cause the Fund to exceed the lesser of: (1) the expense cap in place at the time of the fee waiver and/or expense reimbursement; or (2) the expense cap in place at the time of the recoupment. The agreement will continue in effect at least through April 30, 2027 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Please note that the one-year numbers below are based on the Fund’s net expenses resulting from the fee waiver/expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$107	$338	$588	$1,304
Institutional Class Shares	$82	$260	$453	$1,012

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests primarily in equity securities of non‑U.S. companies with medium to large market capitalizations (i.e., those typically with market capitalizations in excess of U.S. $5 billion at the time of purchase). Equity securities in which the Fund may invest include common stocks, preferred stocks, depositary shares and receipts, rights, warrants and exchange-traded funds (“ETFs”). Under normal market conditions, the Fund will invest at least 65% of its total assets at the time of purchase in non‑U.S. companies. The Fund will normally be diversified among at least three countries other than the U.S. The Fund invests in developed markets and emerging markets. In evaluating potential investments, the Advisor considers companies with growth characteristics that the Advisor believes are likely to benefit from current macro‑economic and global trends and possess sustainable competitive advantages. The Fund will normally hold the securities of a limited number (generally 25 to 35) of companies. While the Fund may invest in U.S. companies as a part of its investment strategy, the Fund may invest up to 100% of its total assets in non-U.S. companies and may at times have little or no investment in U.S. companies.

In determining whether a company is a U.S. or non-U.S. company, the Advisor considers a number of factors, including the company’s jurisdiction of incorporation or organization, the location of the company’s corporate or operational headquarters or principal place of business, the location of the principal trading market for the company’s common stock, the location(s) of a majority of the company’s assets or production of its goods and services, and the locations of the primary sources of the company’s revenues or profits.

The Fund may invest in ETFs as part of the Fund’s investments in equity securities. In addition, the Fund may invest cash temporarily in ETFs until individual securities are identified for purchase or until the Fund is able to purchase securities in a particular country or region.

The Advisor will typically sell or reduce a position to mitigate a specific risk, to take advantage of better opportunities, to avoid country risks, when the Advisor believes that valuations are high relative to changes in the company’s fundamentals, or when operational performance does not meet the Advisor’s expectations.

Principal Risks
Please be aware that you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

Stock Market Risks
Stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market. U.S. and international markets have experienced price volatility in recent months and years. Continuing market volatility may have adverse effects on the Fund.

Growth-Style Investing Risks
Because the Fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a different investment style. Growth stocks are often characterized by high price-to-earnings ratios, which may be more volatile than stocks with lower price-to-earnings ratios.

Limited Holdings Risks
Although it is diversified, the Fund may invest a relatively high percentage of total assets in a focused number of issuers, which may result in increased volatility.

Management Risks
The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect. Such errors could result in a negative return to the Fund and a loss to you.

Equity Securities Risks
Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Common Stock Risks
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors.

Currency Risks
The value of foreign investments held by the Fund may be significantly affected by changes in foreign currency exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that foreign currency loses value because it is worth fewer U.S. dollars. The foreign currency exchange market can be highly volatile for a variety of reasons. For example, changes in monetary policy, macro-economic factors, currency conversion expenses, restrictions, exchange control regulation, devaluation and political developments may have a significant impact on the value of any investments denominated in that currency.

Medium and Large Capitalization Risks
Stocks of companies with a certain market capitalization may perform differently from the equities markets generally. At times, medium and large capitalization stocks may underperform as compared to small capitalization stocks. Larger, more established companies may be unable to respond to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Moreover, medium capitalization stocks may perform differently from large capitalization stocks, as medium capitalization stocks may be less liquid and more volatile than large capitalization stocks.

Foreign Securities Risks
Securities of foreign issuers and ADRs are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, withholding of foreign taxes, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Securities of foreign issuers and ADRs may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations. Foreign companies generally are subject to different auditing and financial reporting standards than those applicable to domestic companies.

Emerging Market Risks
Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties, including interruptions in trading. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Region, Country, Sector Risks
The Fund may invest a higher percentage of its total assets in a particular country, region or sector of international markets as compared to its benchmark index, which may have a significant negative impact on the Fund’s absolute and relative performance. Conversely, the Fund may be underweight in certain countries, regions or sectors relative to the Fund’s benchmark index. Should those countries, regions or sectors experience outperformance, the Fund may underperform relative to the benchmark index.

◦Information Technology Sector Risk. To the extent the Fund invests a significant portion of its assets in the information technology sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

ETF Risks
ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the underlying assets or index they track. You will indirectly bear fees and expenses charged by the ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses. Accordingly, your cost of investing in the Fund will generally be higher than the cost of investing directly in the ETF. The market price of ETF shares may trade at a discount to their net asset value (“NAV”) or an active trading market for ETF shares may not develop or be maintained.

Valuation Risks
When the Fund values foreign equity portfolio securities that are traded in a local foreign market, an evaluated adjustment factor supplied by the Fund’s fair value pricing service will generally be used. The prices of the Fund’s securities, as modified by the evaluated adjustment factor, may be different from the prices used by other mutual funds or from the prices at which the Fund’s securities are actually bought or sold.

Information Security, Cybersecurity, and Technology-Related Risks
As issuers and their service providers increasingly rely on digital technologies, such as the Internet, cloud computing, and AI‑enabled systems, they face heightened information security, cybersecurity, and other technology‑related risks, including incidents that could compromise the confidentiality, integrity, or availability of their systems, data, or technology infrastructure. Technology-related incidents may have a materially adverse impact on the issuer’s performance and operations and can impede critical functions, compromise sensitive business and protected customer information, and may result in financial losses and increased compliance or operational expenses. Similar adverse consequences may arise from technology related incidents affecting governmental authorities, regulatory bodies, financial market systems, exchanges, brokers-dealers, banks, insurance companies, custodians, or other market participants. Although issuers and their service providers may adopt measures designed to prevent or mitigate such incidents, there remains a possibility that certain risks may not be identified or fully addressed.

Artificial Intelligence Risks
Issuers of investments increasingly use artificial intelligence (“AI”) systems in various aspects of their business operations, creating competitive market pressures to increase the development and use of AI systems. Failure to effectively develop or use AI systems may place an issuer at a competitive disadvantage. At the same time, AI systems present significant risks that could materially affect an issuer’s business and financial performance. AI tools may be highly useful, but they are evolving, complex and fallible systems that can exhibit bias, hallucinations, deceptive behaviors and other flaws. Issuers that depend on third‑party AI systems may experience vendor dependency, limit insight to model performance, and risk of data disruptions. Rapidly changing and inconsistent regulations may require significant investment, whereas non‑compliance may lead to fines, enforcement actions, or operational constraints. AI systems are vulnerable to cyberattacks or other adversarial actions that can impair performance and expose sensitive business and protected customer information, which can result in material disruption and damage to business operations, significant legal and regulatory liabilities, substantial remediation expenses, and reputational harm.

Recent Market Events Risks
Global financial markets have continued to experience periods of elevated volatility, driven by a combination of economic, political, and broader macroeconomic developments. Conditions across major economies have been influenced by shifting policy priorities, changes in geopolitical relationships, and evolving investor expectations. Within the United States, the current U.S. administration has demonstrated intent on implementing policy changes through executive orders and legislation, contributing to a less certain policy environment. Potential adjustments to federal programs, regulatory initiatives, and legislative priorities create additional factors for markets to assess, which may cause meaningful market uncertainty. While inflation reduction remains a central focus for policymakers, achieving the U.S. Federal Reserve Board’s long term inflation target of 2% continues to prove challenging. The price of many goods and services remains elevated compared to levels from a few years ago. Leadership changes at the Federal Reserve and political divisions and discord add further uncertainty to the economic outlook. Internationally, geopolitical risks have increased due to ongoing military conflicts in the Middle East and Europe, which have adversely impacted global trade and contributed to price increases in commodities. Taken together, these developments may have a significant negative impact upon global economic conditions and contribute to a heightened risk environment. As a result, fluctuations in asset prices may increase, and such volatility could adversely affect the value of the Fund’s portfolio.

Performance
The performance information presented below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and since inception periods compare with those of the MSCI ACWI ex USA Index, the Fund’s benchmark, a broad measure of market performance. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund (toll-free) at 1-866-442-2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	2nd quarter 2020	25.57%
Worst quarter:	4th quarter 2018	-16.88%

Average Annual Total Returns as of December 31, 2025
	1 Year	5 Years	Since Inception 4/15/16
Institutional Class
Return Before Taxes	19.47%	5.65%	10.00%
Return After Taxes on Distributions	19.01%	5.55%	9.67%
Return After Taxes on Distributions and Sale of Fund Shares	11.98%	4.49%	8.16%
Investor Class
Return Before Taxes	19.17%	5.39%	9.73%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	8.52%
After‑tax returns are shown only for Institutional Class shares, and the after‑tax returns for Investor Class shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. After‑tax returns are not relevant if you hold your shares through a tax‑deferred or other tax-advantaged account, such as a 401(k) plan or an individual retirement account.

Investment Advisor
Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jesse A. Flores, CFA	2020	Portfolio Manager of the Fund, Partner of the Advisor’s Chautauqua Capital Management Division, and Managing Director of the Advisor
Haicheng Li, CFA	2020	Portfolio Manager of the Fund, Managing Partner of the Advisor’s Chautauqua Capital Management Division, and Managing Director of the Advisor
Nathaniel R. Velarde	2020	Portfolio Manager of the Fund, Partner of the Advisor’s Chautauqua Capital Management Division, and Managing Director of the Advisor

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252) or overnight delivery (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO 64105-1307), by wire transfer, by telephone at 1‑866‑442‑2473, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs)	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$10,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon the withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, some broker-dealers may regard Institutional Class shares of the Fund as “clean” shares and will charge you a commission on the purchase of such shares. Ask your salesperson or visit your financial intermediary’s website for more information.